VALIC COMPANY II

Mid Cap Growth Fund

Supplement to the Prospectus dated December 31, 2004

You are receiving this supplement because you own a variable annuity or variable life insurance policy offering investment options that are VALIC Company II funds.

With respect to A I M Capital Management, Inc.'s ("AIM") management of the Mid Cap Growth Fund (the "Fund"), remove all references to Michael Chapman on page 42 and replace with the following:

Karl F. Farmer is Portfolio Manager and has been responsible for the Fund since 2005. He has been associated with AIM and/or its affiliates since 1998. Mr. Farmer and Rasplicka are jointly and primarily responsible for the day-to-day management of the Fund.

Date: May 2, 2005